CONFIRMATION OF EFFECTIVE DATE AND CLOSING DATE

      THIS CONFIRMATION OF EFFECTIVE DATE AND CLOSING DATE AGREEMENT (the "CONFIRMATION"), is dated March 24, 2004, is made by and among SUNSTONE GOLF RESORT, INC., a Florida corporation ("SGR"), AMERICAN LEISURE MARKETING & TECHNOLOGY, INC., a Florida corporation ("ALMT"), ADVANTAGE PROFESSIONAL MANAGEMENT GROUP INC., a Florida corporation ("APMG"), CARIBBEAN LEISURE MARKETING LIMITED, an Antiguan limited company ("CLM"), CASTLECHART LIMITED, a United Kingdom private limited company ("CC") and AMERICAN LEISURE HOLDINGS, INC., a Nevada corporation ("ALHI") together with SGR, ALMT, APMG, CLM and CC collectively referred to herein as the "BORROWERS" and individually as a "BORROWER"), MALCOLM WRIGHT, an individual (the "GUARANTOR") and STANFORD VENTURE CAPITAL HOLDINGS, INC. (the "LENDER"). All other capitalized terms used in this Confirmation and not otherwise defined have the meanings set forth in the Credit Agreement (as hereinafter defined).


                               W I T N E S S E T H

      WHEREAS, the Borrowers, Guarantor and Lender (collectively the "PARTIES") have executed that certain $6,000,000.00 Credit Agreement and First Amendment to Credit Agreement dated as of December 18, 2003 (together, the "CREDIT Agreement"); and

      WHEREAS, the Borrowers and/or the Guarantor and/or the Lender have executed the documents required to be executed pursuant to the provisions of the Credit Agreement on different occasions prior to the date of this Confirmation;

      WHEREAS, the Parties wish to avoid confusion and establish and confirm the Effective Date and the Closing Date for the transaction described in the Credit Agreement (the "TRANSACTION");

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and other good and valuable consideration exchanged between the parties, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Closing Date. Notwithstanding the date of execution of any document related to the Transaction executed prior to the date hereof, the Parties agree and hereby confirm that the Closing Date shall be March 24, 2004.

      2. Effective Date. Notwithstanding the date of execution of any document related to the Transaction executed prior to the date hereof, including, without limitation, the Note, the Mortgages, the Assignment, and all documents collateral thereto, the Parties agree and hereby confirm that each document shall be effective as of December 18, 2003.



                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, the parties hereto have caused this Confirmation to be effective on the date first written above.

                                          "BORROWERS"


                                          SUNSTONE GOLF RESORT, INC.
                                          a Florida corporation

                                          By:
--------------------------------             -----------------------------------
(Signature of Witness)                        Malcolm Wright, President


--------------------------------
(Printed Name of Witness)


                                          AMERICAN LEISURE MARKETING &
                                          TECHNOLOGY, INC.,
                                          a Florida corporation

                                          By:
--------------------------------             -----------------------------------
(Signature of Witness)                        Malcolm Wright, Director


--------------------------------
(Printed Name of Witness)



                                          ADVANTAGE PROFESSIONAL
                                          MANAGEMENT GROUP INC.,
                                          a Florida corporation

                                          By:
--------------------------------             -----------------------------------
(Signature of Witness)                        Malcolm Wright, President


--------------------------------
(Printed Name of Witness)



                                          CARIBBEAN LEISURE MARKETING in
                                          LIMITED, an Antiguan limited company

                                          By:
--------------------------------             -----------------------------------
(Signature of Witness)                        Malcolm Wright, Director


--------------------------------
(Printed Name of Witness)

                                          CASTLECHART LIMITED,a United
                                          Kingdom private limited company

                                          By:
--------------------------------             -----------------------------------
(Signature of Witness)                        Malcolm Wright, Director


--------------------------------
(Printed Name of Witness)


                                          AMERICAN LEISURE HOLDINGS, INC.
                                          a Nevada corporation

                                          By:
--------------------------------             -----------------------------------
(Signature of Witness)                        Malcolm Wright, President


--------------------------------
(Printed Name of Witness)


                                          "GUARANTOR"

--------------------------------
(Signature of Witness)


--------------------------------          --------------------------------------
(Printed Name of Witness)                 Malcolm Wright, President



                                          "LENDER"

                                          STANFORD VENTURE CAPITAL
                                          HOLDINGS, INC.


--------------------------------
(Signature of Witness)

                                       By:
--------------------------------          --------------------------------------
(Printed Name of Witness)              Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------